Exhibit (10)(i)(1.3)

EXECUTION COPY

LETTER AMENDMENT AND WAIVER NO. 3

Dated as of June 12, 2001

To the banks, financial institutions and other

institutional lenders (collectively, the “Lenders”)

parties to the Credit Agreement referred to

below and Bank of America, N.A., as

syndication agent, Credit Suisse First Boston

(“CSFB”) and The Bank of New York (“BNY”),

as co-documentation agents, PNC Bank, N.A.,

collectively with CSFB and BNY, as co-arrangers,

and Citicorp USA, Inc., as administrative agent

(the “Administrative Agent”) for the Lenders

under the Credit Agreement

Ladies and Gentlemen:

We refer to the Amendment and Restatement of the Credit Agreement dated as of January 12, 2000 and amended by Letter Amendment and Waiver No. 1 dated as of May 17, 2000 and Letter Amendment No. 2 dated as of November 3, 2000 (as amended, the “Credit Agreement”) among Broadwing Inc. (“Broadwing”) and Broadwing Communications Services Inc., as Borrowers, and you.  Capitalized terms not otherwise defined in this Letter Amendment and Waiver No. 3 (this “Letter Amendment”) have the same meanings as specified in the Credit Agreement.

We hereby request that you waive certain Events of Default which may have occurred and amend the Credit Agreement on the terms and conditions set forth herein.

SECTION 1.           Amendment to the Credit Agreement.  Upon the occurrence of the Amendment No. 3 Effective Date, clause (v) of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(v) all non-cash, non-recurring charges deducted in determining the consolidated net income of such Person and its Subsidiaries for such period in an amount not to exceed $100,000,000 in aggregate for the four consecutive fiscal quarters ended on or immediately prior to the date of determination (excluding from such dollar limit all non-cash losses with respect to the decrease in value of the equity investments in PSINet Inc., Applied Theory Corporation and ZeroPlus.com, Inc. reflected in the financial statements of Broadwing in Fiscal Year 2000) and all extraordinary losses deducted in determining the consolidated net income of such Person and its Subsidiaries for such period (provided that any cash payment made with respect to any such non-cash charge shall be subtracted in computing Consolidated EBITDA during the period in which such cash payment is made) less all extraordinary gains and non-cash, non-recurring gains added in determining the consolidated net income of such Person and its Subsidiaries for such period, in each case determined in accordance with GAAP for such period.”.

SECTION 2.           Waiver under the Credit Agreement. We hereby request that you waive any Default or Event of Default which may have occurred under Sections 5.04(a), (b) and (d) of the Credit Agreement for the fourth fiscal quarter of Fiscal Year 2000 and the first fiscal quarter of the Fiscal Year 2001 as a result of including non-cash losses with respect to the decrease in value of the equity investments in PSINet Inc., Applied Theory Corporation and ZeroPlus.com, Inc. in the calculation of EBITDA for such periods.

SECTION 3.           Conditions Precedent to Effectiveness of this Letter Amendment.  This Letter Amendment shall become effective as of the date first above written (the “Amendment No. 3 Effective Date”), when and only when, each of the following conditions precedent shall have been satisfied:

(a)                                  The Administrative Agent shall have received counterparts of (x) this Letter Amendment executed by the undersigned, the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment, and (y) the Consent attached hereto executed by each of the Subsidiary Guarantors;

(b)                                 The representations and warranties set forth in each of the Loan Documents shall be correct in all material respects on and as of the Amendment No. 3 Effective Date, before and after giving effect to this Letter Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment No. 3 Effective Date, in which case as of such specific date);

(c)                                  No event shall have occurred and be continuing, or shall result from the effectiveness of this Letter Amendment that constitutes a Default or Event of Default other than the Defaults and Events of Default expressly waived under Section 2; and

(d)                                 All of the accrued fees and expenses of the Administrative Agent and the Lenders, including the accrued fees and expenses of counsel for the Administrative Agent shall have been paid in full.

The effectiveness of this Letter Amendment is further conditioned upon the accuracy of all of the factual matters described herein.  This Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

SECTION 4.           Reference to and Effect on the Loan Documents.  (a) On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

(b)           The Credit Agreement, as specifically amended by this Letter Amendment, the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by this Letter Amendment.  The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.           Costs and Expenses.  Each of the Borrowers hereby severally agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Letter Amendment and all of the instruments, agreements and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6.           Execution in Counterparts.  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to John Judge, Director, Salomon Smith Barney Inc., 390 Greenwich Street, New York, New York 10013.

This Letter Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

BROADWING INC. (f/k/a CINCINNATI BELL INC.)

By
Title:

BROADWING COMMUNICATIONS
SERVICES INC. (f/k/a IXC COMMUNICATIONS SERVICES, INC.)

By
Title:

Agreed as of the date first above written:

CITICORP USA, INC.,
as Administrative Agent and as Lender

By
Title:

BANK OF AMERICA, N.A.,
as Syndication Agent and as Lender

By
Title:

Lenders:

CREDIT SUISSE FIRST BOSTON

By
Title:

THE BANK OF NEW YORK

By
Title:

PNC BANK, N.A

By
Title:

ABN AMRO BANK N.V.

By
Title:

ARCHIMEDES FUNDING, L.L.C.
By: ING Capital Advisors LLC, as Collateral Manager

By
Title:

ARCHIMEDES FUNDING II, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By
Title:

ARCHIMEDES FUNDING III, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By
Title:

ATHENA CDO, LIMITED
By	Pacific Investment Management Company, as its Investment Advisor

By
Title:

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.

By
Title:

BANK OF CHINA, NEW YORK

By
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By
Title:

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH

By
Title:

By
Title:

CAPTIVA IV FINANCE LTD., as advised by Pacific Investment Management Company

By
Title:

CAPTIVA III FINANCE LTD., as advised by Pacific Investment Management Company

By
Title:

CHANG HWA COMMERCIAL BANK, LTD. New York Branch

By
Title:

CHASE MANHATTAN BANK FOR KZH

By
Title:

CHINATRUST COMMERCIAL BANK, LTD. New York Branch

By
Title:

COMMERCEBANK

By
Title:

CYPRESSTREE INVESTMENT PARTNERS I, LTD.
By	CypressTree Investment Management Company, Inc., as Portfolio Manager

By
Title:

CYPRESSTREE INVESTMENT PARTNERS II, LTD.
By	CypressTree Investment Management Company, Inc., as Portfolio Manager

By
Title:

DELANO COMPANY
By	Pacific Investment Management Company, as its Investment Advisor

By
Title:

DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLAND BRANCHES

By
Title:

ELT LTD.

By
Title:

ERSTE BANK

By
Title:

EXCEL BANK

By
Title:

EXPORT DEVELOPMENT CORPORATION

By
Title:

FIFTH THIRD BANK

By
Title:

FIRST DOMINION FUNDING I

By
Title:

FIRST DOMINION FUNDING II

By
Title:

FIRST HAWAIIAN BANK

By
Title:

FIRST UNION NATIONAL BANK

By
Title:

FIRSTAR BANK N.A.

By
Title:

FIRSTRUST BANK

By
Title:

FLEET NATIONAL BANK

By
Title:

FUJI BANK LIMITED

By
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By
Title:

HARCH CLO I, LTD.

By
Title:

ING SWISS LIFE US RAINBOW LIMITED
By	ING Capital Advisors LLC, as Investment Advisor

By
Title:

INDOSUEZ CAPITAL FUNDING IIA, LTD.
By	Indosuez Capital as Portfolio Advisor

By
Title:

INDOSUEZ CAPITAL FUNDING IV, L.P.
By	Indosuez Capital as Portfolio Advisor

By
Title:

KEMPER FLOATING RATE FUND

By
Title:

KEY BANK NATIONAL ASSOCIATION

By
Title:

KZH CYPRESSTREE-1 LLC

By
Title:

KZH ING-1 LLC

By
Title:

KZH ING-2 LLC

By
Title:

KZH ING-3 LLC

By
Title:

KZH CNC LLC

By
Title:

KZH STERLING LLC

By
Title:

IBM CREDIT CORPORATION

By
Title:

MERITA BANK PLC, NEW YORK BRANCH

By
Title:

By
Title:

MERRILL LYNCH GLOBAL INVESTMENT SERIES: BANK LOAN INCOME PORTFOLIO

By
Title:

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
By:	Merrill Lynch Asset Management, L.P., as Investment Advisor

By
Title:

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

By
Title:

ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
By:	Pilgrim Investments, Inc., as its Investment Manager

By
Title:

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By:	Pilgrim Investments, Inc., as its Investment Manager

By
Title:

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
By:	Pilgrim Investments, Inc., as its Investment Manager

By
Title:

NATIONAL CITY BANK

By
Title:

NORTH AMERICAN SENIOR FLOATING RATE FUND
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By
Title:

OPPENHEIMER SENIOR FLOATING RATE FUND

By
Title:

OXFORD STRATEGIC INCOME FUND

By
Title:

PACIFICA PARTNERS I, L.P.
By:	Imperial Credit Asset Management, as its Investment Manager

By
Title:

PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
By:	Pilgrim Investments, Inc. as its Investment Manager

By
Title:

PILGRIM CLO 1999-1 LTD.
By:	Pilgrim Investments, Inc. as its Investment Manager

By
Title:

ROYAL BANK OF CANADA

By
Title:

ROYALTON COMPANY
By:	Pacific Investment Management Company, as its Investment Advisor

By
Title:

SEQUILES PILGRIM I, LTD.
By: Pilgrim Investments, Inc., as its Investment Manager

By
Title:

THE PROVIDENT BANK

By
Title:

THE SUMITOMO BANK, LIMITED

By
Title:

SUMMIT BANK

By
Title:

TORONTO DOMINION (NEW YORK), INC.

By
Title:

VAN KAMPEN CLO I, LIMITED
By: Van Kampen Management Inc., as Collateral Manager

By
Title:

VAN KAMPEN CLO II, LIMITED
By:	Van Kampen Management Inc., as Collateral Manager

By
Title:

VAN KAMPEN SENIOR INCOME TRUST

By
Title:

WINGED FOOT FUNDING TRUST

By
Title:

MAPLEWOOD (CAYMAN) LIMITED, as Assignee
By:	Massachusetts Mutual Life Insurance Company, as
Investment Advisor

By
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as Assignee

By
Title:

SIMSBURY CLO, LIMITED, as Assignee
By:	Massachusetts Mutual Life Insurance Company, as Collateral Manager

By
Title:

CITIBANK N.A.

By
Title:

EATON VANCE SENIOR INCOME TRUST

By
Title:

Citibank, N.A. as additional Investment Manager for and on behalf of FIVE FINANCE CORPORATION

By
Title:

EATON VANCE INSTITUTIONAL SENIOR LOAN

By
Title:

CAPTIVA FINANCE LTD.

By
Title:

CITIZENS BANK OF MASSACHUSETTS

By
Title:

COBANK, ACB

By
Title:

GRAYSON & CO.

By
Title:

GREAT POINT CLO 1999-1 LTD.

By
Title:

INDOSUEZ CAPITAL FUNDING V1, LTD.

By
Title:

NEMEAN CLO, LTD.

By
Title:

PILGRIM PRIME RATE TRUST

By
Title:

SANKATY HIGH YIELD ASSET PARTNERS II, L.P.

By
Title:

SENIOR DEBT PORTFOLIO

By
Title:

SUMITOMO TRUST AND BANKING CO., LTD.

By
Title:

UNITED WORLD CHINESE COMMERCIAL BANK

By
Title:

TYLER TRADING, INC.

By
Title:

ADDISON CDO, LIMITED

By
Title:

AMMC CDO II, LIMITED

By
Title:

BAYERISCHE LANDESBANK GIROZENTRALE CAYMAN ISLANDS BRANCH

By
Title:

CARLYLE HIGH YIELD PARTNERS III, LTD.

By
Title:

CENTURION CDO II, LTD.

By
Title:

CENTURION CDO III, LTD.

By
Title:

CHARTER VIEW PORTFOLIO

By
Title:

DIVERSIFIED CREDIT PORTFOLIO LTD.

By
Title:

EAST WEST BANK

By
Title:

IKB CAPITAL CORPORATION

By
Title:

ING PILGRIM SENIOR INCOME FUND

By
Title:

JISSEKIKUN FUNDING, LTD.

By
Title:

LBS BANK NEW YORK

By
Title:

NATIONAL WESTMINSTER BANK PLC

By
Title:

PHOENIX FUNDING LIMITED

By
Title:

RIVIERA FUNDING LLC

By
Title:

SEQUILLS-CENTURION V, LTD.

By
Title:

THERMOPYLAE FUNDING CORP.

By
Title:

WEBSTER BANK

By
Title:

CONSENT

Each of the undersigned, as (i) Grantor under the Non-Shared Collateral Security Agreement dated as of November 9, 1999 and amended by Letter Amendment and Waiver No. 1 dated as of May 17, 2000 (as amended, the “Non-Shared Collateral Security Agreement”) in favor of the Citicorp USA, Inc., as Administrative Agent (the “Administrative Agent”), for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Letter Amendment, and/or (ii) Grantor under the Shared Collateral Security Agreement and amended by Letter Amendment and Waiver No. 1 dated as of May 17, 2000 (as amended, the “Shared Collateral Security Agreement”, and together with the Non-Shared Collateral Security Agreement, the “Security Agreements”) in favor of Wilmington Trust Company and John M. Beeson, as Collateral Trustees, for their benefit and the benefit of the Secured Holders referred to therein, and (iii) Guarantor under the IXCS Subsidiary Guaranty dated as of November 9, 1999 (the “IXCS Subsidiary Guaranty”) in favor of the Secured Parties referred to therein, and/or (iv) Guarantor under the CBI Subsidiary Guaranty dated as of November 9, 1999 (the “CBI Subsidiary Guaranty”, and together with the IXCS Subsidiary Guaranty, the “Guarantees”) in favor of the Secured Parties referred to therein, hereby consents to such Letter Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Amendment, each Security Agreement and Guarantee to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Security Agreements to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein.)

BROADWING INC.
(f/k/a CINCINNATI BELL INC.)

By
Title:

BROADWING COMMUNICATIONS SERVICES INC.
(f/k/a IXC COMMUNICATIONS SERVICES, INC.)

By
Title:

BROADWING COMMUNICATIONS INC.
(f/k/a IXC COMMUNICATIONS, INC.)

By
Title:

CINCINNATI BELL DIRECTORY INC.
BROADWING IT CONSULTING INC. ZOOMTOWN.COM INC.

By
Title:

CINCINNATI BELL WIRELESS COMPANY

By
Title:

BROADWING HOLDINGS INC.

By
Title:

CINCINNATI BELL ANY DISTANCE INC.

By
Title:

CINCINNATI BELL PUBLIC COMMUNICATIONS INC.

By
Title:

ATLANTIC STATES MICROWAVE TRANSMISSION COMPANY
CENTRAL STATES MICROWAVE TRANSMISSION COMPANY
BROADWING TELECOMMUNICATIONS INC. (f/k/a ECLIPSE TELECOMMUNICATIONS, INC.)
IXC BUSINESS SERVICES, LLC
BROADWING COMMUNICATIONS SERVICES OF VIRGINIA, INC.
IXC INTERNATIONAL, INC.
IXC INTERNET SERVICES, INC.
RIO GRANDE TRANSMISSION, INC.
TELCOM ENGINEERING, INC.
THE DATA PLACE, INC.
TOWER COMMUNICATION SYSTEMS CORP.
WEST TEXAS MICROWAVE COMPANY
WESTERN STATES MICROWAVE TRANSMISSION COMPANY
BROADWING LOCAL SERVICES INC.

By
Title: